PAGE 1
IDS Tax-Exempt Bond Fund
1995 annual report
(prospectus enclosed)

(Icon of) shield with Greek column

The goal of IDS Tax-Exempt Bond Fund, Inc. is to earn as much current income exempt from federal income taxes as possible with only modest risk to the shareholder's investment by investing primarily in investment-grade bonds and other debt securities.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment policies, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Distributed by
American Express
Financial Advisors Inc.

(Icon of) shield with Greek column

Double-barreled benefit

Most of the public facilities that we take for granted -- schools, water and sewer systems, highways, government buildings -- are, in effect, largely funded by loans from citizens. These loans take the form of state and local government bonds (called "munincipals"), which are bought by investors, including Tax-Exempt Bond Fund. The government gets the funding it needs, while the bond-buyers, including Fund shareholders, get ongoing interest income. But there's another, bigger benefit with munincipals:
Investors pay no federal taxes on the income they generate and potentially no state taxes.

PAGE 3
Contents

(Icon of) One open book inside of another.

The purpose of this annual report is to tell investors how the Fund performed.

The prospectus, which is bound into the middle of this annual report, describes the Fund in detail.

1995 annual report

From the president                                 4
From the portfolio manager                         4
Ten largest holdings                               6
Making the most of your Fund                       7
Long-term performance                              8
Independent auditors' report                       9
Financial statements                              10
Notes to financial statements                     13
Investments in securities                         22
IDS mutual funds                                  33
Federal income tax information                    36

1995 prospectus

The Fund in brief                                 3p
Goal                                              3p
Types of Fund investments                         3p
Manager and distributor                           3p
Portfolio manager                                 3p
Alternative purchase arrangements                 3p

Sales charge and Fund expenses                    4p

Performance                                       6p
Financial highlights                              6p
Total returns                                     8p
Yield                                            10p

Investment policies and risks                    11p
Facts about investments and their risks          11p
Alternative investment option                    14p
Valuing Fund shares                              14p

PAGE 4
How to purchase,exchange or redeem shares        15p
Alternative purchase arrangements                15p
How to purchase shares                           18p
How to exchange shares                           20p
How to redeem shares                             20p
Reductions and waivers of the sales charge       25p

Special shareholder services                     29p
Services                                         29p
Quick telephone reference                        29p

Distributions and taxes                          30p
Dividend and capital gain distributions          30p
Reinvestments                                    31p
Taxes                                            32p
How to determine the correct TIN                 35p

How the Fund is organized                        36p
Shares                                           36p
Voting rights                                    36p
Shareholder meetings                             37p
Board members and officers                       37p
Investment manager and transfer agent            39p
Distributor                                      40p

About American Express Financial Corporation     42p
General information                              42p

Appendices                                       43p
Description of investment-grade bond ratings     43p
1996 Federal tax information                     44p
Descriptions of derivative instruments           46p

(This annual report is not part of the prospectus)

PAGE 5
To our shareholders

(Photo of) William R. Pearce  President of the Fund
(Photo of) Terry L. Seierstad  Portfolio manager

From the president

If you're an experienced investor, you know that 1995 was an unusually strong year for the U.S. financial markets. Perhaps just as important, you also know that history shows that bull markets don't last forever. Though they're often unpredictable, declines - whether they're brief or long-lasting, moderate or substantial - are always a possibility.

That fact reinforces the need for investors to review periodically their long-term goals and assess whether their investment program remains on track to achieving them. Your quarterly investment statements are one part of that monitoring process. The other is a meeting with your American Express financial advisor. That becomes even more important if there's a major change in your financial situation or in the financial markets.

William R. Pearce

From the portfolio manager

After enduring one of the worst years in history during 1994, the bond market staged a spectacular comeback over the past 12 months. Against that positive backdrop, IDS Tax-Exempt Bond Fund turned in a cmmensurately strong performance, generating a total return of approximately 21% (Class A shares) for the December 1994 through November 1995 fiscal year.

As if on cue for this reporet, long-term interest rates began declining near the end of 1994. Just as higher rates depress bond values, falling rates enhance them. By January 1995, the bond market was well on its way to a remarkable rally that, apart from a modest summer slump, conttinued through November.

Favorable factors

For most of the fiscal year, the decline in interest rates stemmed from two interrelated factors: a slowdown in economic growth and an ongoing low rate of inflation. Later in the period, hope for a blanced federal budget to lend further support to the bond market during the fall.
PAGE 6
The only real hurdle that donfronted the municipal bond market was talk of tax reform - specifically, the proposal of a flat tax, which, if it were ever implemented, would make munincipal bonds less attractive and, therefore, drive down their prices. At times during the fiscal year, concern about that possibility (a rather remote one in our view) fostered some selling of munincipal bonds, pushing prices lower. In any event, should true tax reform ever become a reality, we think it's unlikely that any change would come about before 1997.

Aggressive strategy pays off

There was one key to the Fund's performance during the 12 months, it was our strategy - based on our expectation that interest rates would fall - to emphasize bonds with longer maturities. The longer its maturity, the greater a bond's price-sensitivity to interest-rate changes. Thus, when rates fell, the bonds in our portfolio enjoyed a greater-than-average price increase. This ultimately resulted in a higher fund net asset value.

A second factor that benefited the Fund was our decision to replace some bonds that weren't likely to benefit much from declining interest rates with bonds that would. Again, our falling-rate forecast proved to be accurate, and Fund performance was enhanced.

While a long-term decline in interest rates is good news for bond investors because it drives up the values of their holdings, there is something of a trade-off involved. That's because the amount of interest generated by recently issued bonds eventually declines as well. For the Fund, that resulted in slightly lower income payments as the year progressed. To mitigate that factor, we added some lower-rated (though still investment grade) bonds, which pay higher interest than most others in the portfolio.

Given the bond market's remarkable run-up in 1995, we think it's appropriate to note that a repeat of that performance in 1996 would be unprecedented. That said, we remain positive on the market and currently are holding to the longer-than-average maturity strategy that proved to be so productive over the past period.

Terry L. Seierstad
PAGE 7
Class A
12-month performance
(all figures per share)

Net asset value (NAV)
Nov. 30, 1995          $4.06
Nov. 30, 1994          $3.54
Increase               $0.52

Distributions
Dec. 1, 1994 - Nov. 30, 1995

From income            $0.21
From capital gains     $ --
Total distributions    $0.21

Total return**        +21.1%***

Class B
March 20, 1995 - Nov. 30, 1995
(all figures per share)

Net asset value (NAV)
Nov. 30, 1995          $4.06
March 20, 1995*        $3.88
Increase               $0.18

Distributions
March 20, 1995* - Nov. 30, 1995

From income            $0.14
From capital gains     $ --
Total distributions    $0.14

Total return**        +8.6%***

Class Y
March 20, 1995-Nov. 30,1995
(all figures per share)

Net asset value (NAV)
Nov. 30, 1995          $4.06
Mar 20, 1995           $3.88
Increase               $0.18

Distributions
March 20, 1995* - Nov. 30, 1995

From income            $0.16
From capital gains     $ --
Total distributions    $0.16

Total return**         +9.2%***

* Inception date.
** The prospectus discusses the effects of sales charges, if any, on the various classes.
*** The total return is a hypothetical investment in the Fund with all distributions reinvested.

PAGE 8
Your Fund's ten largest holdings

(pie chart) The ten holdings listed here make up 18.28% of the Fund's net assets
_____________________________________________________________________________________

                                                        Percent                Value
                                          (of fund's net assets)(as of Nov. 30, 1995)
_____________________________________________________________________________________
San Antonio Texas Water Refunding Revenue Bonds
6.40%           2007                                      2.32%           $27,332,500

Delaware County Pennsylvania Industrial Development
Authority Pollution Control Refunding Revenue Bonds
Philadelphia Electric Company
7.375% 2021                                               2.17             25,553,847

Illinois Public Building Commission of Chicago Building
Revenue Bonds Board of Education of Chicago Series 1990A
6.50% 2018                                                2.16             25,378,825

Georgia Municipal Electric Authority
Special Obligation Bonds Project #1
4th Crossover Series X
6.50% 2020                                                1.91             22,398,826

San Antonio Texas Electric & Gas Systems
Refunding Revenue Bonds Series 1989
6.50% 2012                                                1.79             21,063,800

Eastern North Carolina Municipal Power Agency System
Refunding Revenue Bonds Series 1989A
6.50% 2024                                                1.73             20,293,400

Washington Issaquah School District #411 King County
Unlimited Tax General Obligation Refunding Bonds 1992
6.375% 2008                                               1.58            18,610,467

District of Columbia General Obligation Bonds
Series 1994B Zero Coupon                                  1.58            18,561,582

Dormitory Authority New York City Court Facility Lease
Revenue Bonds Series 1993A
5.25% 2021                                                1.57            18,420,800

New Jersey Turnpike Authority Revenue Bonds Series 1991C
6.50% 2005                                                1.47            17,326,880



PAGE 9
Making the most of your Fund

Average annual total return
(as of Nov. 30, 1995)

Class A
1 year        5 years        10 years
+15.01%       +6.75%         8.09%

Total returns for Class A, Class B and Class Y for the period from March 20, 1995 to Nov. 30, 1995 were +3.67%,+3.57% and +9.18%, respectively. March 20, 1995 was the inception date for Class B and Class Y. Total return for Class A is shown for comparative purposes. The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Figures for Class A and Class B reflect the effect of the maximum 5% sales charge. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Build your assets systematically

One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high.

This does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions, it can be an effective way to accumulate shares to meet your long-term goals.

How dollar-cost averaging works

Month       Amount       Per-share      Number of shares purchased
            invested     market price
Jan         $100         $20            5.00
Feb          100          18            5.56
Mar          100          17            5.88
Apr          100          15            6.67
May          100          16            6.25
June         100          18            5.56
July         100          17            5.88
Aug          100          19            5.26
Sept         100          21            4.76
Oct          100          20            5.00

(footnotes to table) By investing an equal number of dollars each month...

(arrow in table pointing to April) you automatically buy more shares when the per share market price is low.

(arrow in table pointing to September) and fewer shares when the per share market price is high.

You have paid an average price of only $17.91 per share over the 10 months, while the average market price actually was $18.10.

Page 11
Your Fund's long-term performance

Three ways to benefit from a mutual Fund:

o your shares increase in value when the Fund's investments do well

o you receive capital gains when the gains on investments sold by the Fund exceed losses

o you receive income when the Fund's interest and short-term gains exceeds its expenses.

All three make up your total return. And you potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another Fund.

Class A
How your $10,000 has grown in IDS Tax-Exempt Bond Fund

Average annual total return
(as of Nov. 30, 1995)
1 year     5 years     10 years
+15.01%     +6.75%      8.09%

(arrow in table pointing to '85) $9,500
(arrow in table pointing to '91) Lehman Muni Index
(arrow in table pointing to '95) $21,770 Tax-Exempt Bond Fund

Assumes:
o     Holding period from 11/30/85 to 11/30/95
o     Returns to not reflect taxes payable on distributions
o Reinvestment of all income and capital gain distributions for the Fund, with a value of $11,374. Also see "Performance" in the Fund's current prospectus.

Lehman Brothers Munincipal Bond Index is made up of a representative list of general obligation, revenue, insured and prefunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. However, the securities used to create the index may not be representative of the bonds held in Tax-Exempt Bond Fund.

The graph above is for Class A only. Class B and Class Y are not shown. Total returns for Class A, Class B and Class Y for the period from March 20, 1995 to Nov. 30, 1995 were +3.67%,+3.57% and
+9.18%, respectively. March 20, 1995 was the inception date for Class B and Class Y. Total return for Class A is shown for comparative purposes. The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees.

PAGE 12
On the graph above you can see how the Fund's total return compared to widely cited performance measure, Lehman Brothers Munincipal Bond Index. In comparing Tax-Exempt Bond Fund to the index, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5%, while such charges are not reflected in the performance of the index. If you were actually to buy either individual bonds or bond mutual funds, any sales charges that you pay would reduce your total return as well.

Your investment and return values may fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. This was a period of widely fluctuating security prices.
Past performance is no guarantee of future results.

PAGE 13
Independent auditors' report

The board of directors and shareholders
IDS Tax-Exempt Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of IDS Tax-Exempt Bond Fund, Inc. as of November 30, 1995, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended November 30, 1995, and the financial highlights for each of the years in the four-year period ended November 30, 1995, the eleven months ended November 30, 1991, and for each of the years in the five-year period ended December 31, 1990. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Tax-Exempt Bond Fund, Inc. at November 30, 1995, and the results of its operations for the year then ended and the changes in its net assets for each of the years in the two-year period ended November 30, 1995, and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP
Minneapolis, Minnesota
January 5, 1996

PAGE 14

                          Financial statements

                          Statement of assets and liabilities
                          IDS Tax-Exempt Bond Fund, Inc.
                          Nov. 30, 1995
__________________________________________________________________________________________________________

                          Assets
__________________________________________________________________________________________________________
Investments in securities, at value (Note 1)
   (identified cost $1,060,137,268)                                   $1,175,857,264
Accrued interest receivable                                               18,022,894
Receivable for investment securities sold                                  3,886,484
__________________________________________________________________________________________________________

Total assets                                                           1,197,766,642
__________________________________________________________________________________________________________

                          Liabilities
__________________________________________________________________________________________________________

Disbursements in excess of cash on demand deposit                            498,981
Dividends payable to shareholders                                            458,844
Payable for investment securities purchased                               20,531,612
Accrued investment management services fee                                    28,522
Accrued distribution fee                                                         553
Accrued service fee                                                           11,180
Accrued transfer agency fee                                                    1,723
Accrued administrative services fee                                            2,510
Other accrued expenses                                                       128,121
__________________________________________________________________________________________________________

Total liabilities                                                         21,662,046
__________________________________________________________________________________________________________

Net assets applicable to outstanding capital stock                    $1,176,104,596
__________________________________________________________________________________________________________

                          Represented by
__________________________________________________________________________________________________________

Capital stock -- authorized 10,000,000,000 shares of $.01 par value   $    2,896,040
Additional paid-in capital                                             1,096,897,935
Undistributed net investment income                                           96,129
Accumulated net realized loss (Notes 1 and 5)                            (44,383,629)
Unrealized appreciation (Note 7)                                         120,598,121
__________________________________________________________________________________________________________

Total -- representing net assets applicable
         to outstanding capital stock                                 $1,176,104,596
__________________________________________________________________________________________________________

Net assets applicable to outstanding shares: Class A                  $1,162,433,870
                                             Class B                  $   13,661,486
                                             Class Y                  $        9,240

Net asset value per share of outstanding capital stock: Class A shares 286,238,370           $4.06
                                                        Class B shares   3,363,339           $4.06
                                                        Class Y shares       2,275           $4.06

See accompanying notes to financial statements.
/TABLE

PAGE 15

                          Financial statements

                          Statement of operations
                          IDS Tax-Exempt Bond Fund, Inc.
                          Year ended Nov. 30, 1995
__________________________________________________________________________________________________________

                          Investment income
__________________________________________________________________________________________________________
Income:
Interest                                                               $  70,030,718
__________________________________________________________________________________________________________

Expenses (Note 2):
Investment management services fee                                         5,295,694
Distribution fee
     Class A                                                                  63,515
     Class B                                                                  37,605
Transfer agency fee                                                          538,738
Incremental transfer agency fee - Class B                                        297
Service fee
     Class A                                                               1,390,309
     Class B                                                                   8,774
Administrative services fee                                                  315,202
Compensation of directors                                                     22,757
Compensation of officers                                                       7,658
Custodian fees                                                                49,790
Postage                                                                       78,658
Registration fees                                                             79,512
Reports to shareholders                                                       79,710
Audit fees                                                                    34,000
Administrative                                                                 7,196
Other                                                                         16,333
__________________________________________________________________________________________________________

Total expenses                                                             8,025,748

    Earnings credits on cash balances (Note 2)                               (21,377)
__________________________________________________________________________________________________________

Total net expenses                                                         8,004,371
__________________________________________________________________________________________________________

Investment income -- net                                                  62,026,347
__________________________________________________________________________________________________________

                          Realized and unrealized gain (loss) -- net
__________________________________________________________________________________________________________

Net realized gain on security transactions (Note 3)                       14,158,936
Net realized loss on financial futures contracts                         (19,365,688)
Net realized gain on expired option contracts written (Note 4)               622,500
__________________________________________________________________________________________________________

Net realized loss on investments                                          (4,584,252)
Net change in unrealized appreciation or depreciation                   156,869,653
__________________________________________________________________________________________________________

Net gain on investments                                                  152,285,401
__________________________________________________________________________________________________________

Net increase in net assets resulting from operations                    $214,311,748
__________________________________________________________________________________________________________

See accompanying notes to financial statements.
/TABLE

PAGE 16

                      Financial statements

                          Statements of changes in net assets
                          IDS Tax-Exempt Bond Fund, Inc.
                          Year ended Nov. 30,
__________________________________________________________________________________________________________

                          Operations and distributions                                 1995
1994
__________________________________________________________________________________________________________

Investment income -- net                                         $  62,026,347           $   69,996,726
Net realized loss on investments                                    (4,584,252)             (29,604,611)
Net change in unrealized appreciation or depreciation              156,869,653             (141,085,176)
__________________________________________________________________________________________________________

Net increase (decrease) in net assets resulting from operations    214,311,748             (100,693,061)
__________________________________________________________________________________________________________

Distributions to shareholders from:
  Net investment income
    Class A                                                        (61,798,018)             (69,995,559)
    Class B                                                           (228,530)                      --
    Class Y                                                               (338)                      --
  Net realized gain
    Class A                                                                 --              (28,014,289)
__________________________________________________________________________________________________________

Total distributions                                                (62,026,886)             (98,009,848)
__________________________________________________________________________________________________________

                          Capital share transactions (Note 6)
__________________________________________________________________________________________________________

Proceeds from sales
  Class A shares (Note 2)                                          218,907,812              128,446,824
  Class B shares                                                    13,834,432                       --
  Class Y shares                                                         8,505                       --
Reinvestment of distributions at net asset value
  Class A shares                                                    41,880,852               70,563,152
  Class B shares                                                       191,220                       --
  Class Y shares                                                           334                       --
Payments for redemptions
  Class A shares                                                  (304,525,136)            (237,258,569)
  Class B shares (Note 2)                                             (904,711)                      --
  Class Y shares                                                           (20)                      --
__________________________________________________________________________________________________________

Decrease in net assets from capital share transactions             (30,606,712)             (38,248,593)
__________________________________________________________________________________________________________

Total increase (decrease) in net assets                            121,678,150             (236,951,502)

Net assets at beginning of year                                 1,054,426,446            1,291,377,948
__________________________________________________________________________________________________________

Net assets at end of year
  (including undistributed net investment income of
  $96,129 and $0)                                               $1,176,104,596           $1,054,426,446
See accompanying notes to financial statements.

PAGE 17
Notes to financial statements

IDS Tax-Exempt Bond Fund, Inc.
___________________________________________________________________
1. Summary of significant accounting policies

The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares, which the Fund began offering on March 20, 1995, may be subject to a contingent deferred sales charge. Class B shares automatically convert to Class A after eight years. Class Y shares, which the Fund also began offering on March 20, 1995, have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Significant accounting policies followed by the Fund are summarized below:

Valuation of securities

All securities are valued at the close of each business day. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board of directors. Determination of fair value involves, among other things, reference to market indexes, matrixes and data from independent brokers. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

PAGE 18
Notes to financial statemenets
IDS Tax-Exempt Bond Fund, Inc.

Option transactions

In order to produce incremental earnings, protect gains and facilitate buying and selling of securities for investment purposes, the Fund may buy and sell put and call options and write covered call options on the portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Fund may write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund may realize a gain or loss upon expiration or closing of the option transaction. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

In order to gain exposure to or protect itself from changes in the market, the Fund may buy and sell interest rate futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Securities purchased on a when-issued basis

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment or when-issued basis can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid high-grade short-term debt securities at least equal to the amount of its commitment. As of November 30, 1995, the Fund had entered into outstanding when-issued or forward commitments of $8,874,852.

PAGE 20
Notes to financial statements
IDS Tax-Exempt Bond Fund, Inc.

Federal taxes

Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $96,668, and accumulated net realized loss has been increased by $96,668.

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including level-yield amortization of premium and discount, is accrued daily.

PAGE 21
___________________________________________________________________
2. Expenses and sales charges

Under terms of a prior agreement that ended March 19, 1995, the Fund paid AEFC a fee for managing its investments, recordkeeping and other specified services.
The fee was a percentage of the Fund's average daily net assets consisting of a group asset charge in reducing percentages from 0.46% to 0.32% annually on the combined net assets of all non-money market funds in the IDS
MUTUAL FUND GROUP and an individual annual asset charge of 0.13% of average daily net assets.

Also under terms of the prior agreement, the Fund paid
AEFC a distribution fee at an annual rate of $6 per shareholder account and a transfer agency fee at an annual rate of $15.50 per shareholder account.

PAGE 22
Notes to financial statements
IDS Tax-Exempt Bond Fund, Inc.

Effective March 20, 1995, when the Fund began offering multiple classes of shares, the Fund entered into agreements with AEFC for managing its portfolio, providing administrative services and serving as transfer agent as follows: Under its Investment
Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.45% to 0.35% annually.

Under an Administrative Services Agreement, the Fund pays AEFC for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually.

Under a separate Transfer Agency Agreement, AEFC maintains shareholder accounts and records. The Fund pays AEFC an annual fee per shareholder account for this service as follows:

o Class A $15.50
o Class B $16.50
o Class Y $15.50

Also effective March 20, 1995, the Fund entered into agreements with American Express Financial Advisors Inc.
for distribution and shareholder servicing-related services as follows: Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.

Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares.

AEFC will assume and pay any expenses (except taxes and brokerage commissions) that exceed the most restrictive applicable state expense limitation.

Sales charges by American Express Financial Advisors
Inc. for distributing Fund shares were $1,572,257 for Class A and $6,746 for Class B for the twelve months ended Nov. 30, 1995.

During the year ended Nov. 30, 1995, the Fund's custodian and transfer agency fees were reduced by $21,377 as a result of earnings credits from overnight cash balances.

The Fund has a retirement plan for its independent directors. Upon retirement, directors receive monthly payments equal to one-half of the retainer fee for as many months as they served as directors up to 120 months. There are no death benefits. The plan is not funded but the Fund recognizes the cost of payments during the time the directors serve on the board. The retirement plan expense amounted to $4,646 for the twelve months ended Nov. 30, 1995.

PAGE 24
Notes to financial statements
IDS Tax-Exempt Bond Fund, Inc.

3. Securities transactions

Cost of purchases and proceeds from sales of securities
(other than short-term obligations) aggregated
$566,456,582 and $650,128,609, respectively, for the
year ended Nov. 30, 1995. Realized gains and losses are
determined on an identified cost basis.
--------------------------------------------------------
4. Option contracts written

The number of contracts and premium amounts associated with option contracts written is as follows:

         Year ended Nov. 30, 1995
_______________________________________________
                                 Calls
                          Contracts   Premium
_______________________________________________
Balance Nov. 30, 1994      --         $    --
Opened                    500          622,500
Expired                  (500)        (622,500)
_______________________________________________
Balance Nov. 30, 1995      --         $    --
_______________________________________________
________________________________________________________
5. Capital loss carryover

For federal income tax purposes, the Fund has a capital loss carryover of approximately $20,313,865 at Nov. 30, 1995, that will expire in 2002 if not offset by subsequent capital gains. It is unlikely the board of directors will authorize a distribution of any realized capital gains until the available capital loss carryover has been offset or expires.

6. Capital share transactions

Transactions in shares of capital stock for the years indicated are as follows:,

______________________________________________________________________________
__________
                                 Year ended Nov. 30, 1995
                                                                    Year ended
                                                                    11/30/94
                            Class A      Class B*      Class Y*      Class A
______________________________________________________________________________
Sold                      57,695,876     3,544,563         2,195   33,342,008
Issued for reinvested     10,859,855        48,794            85   17,804,910
   distributions
Redeemed                 (79,935,787)     (230,018)           (5) (61,882,421)
______________________________________________________________________________
Net increase (decrease)  (11,380,056)    3,363,339         2,275  (10,735,503)
______________________________________________________________________________
*Inception date was March 20, 1995.
______________________________________________________________________________


7. Interest rate futures contracts

At Nov. 30, 1995, investments in securities included securities valued at $10,952,860 that were pledged as collateral to cover initial margin deposits on 800 open purchase contracts. The market value of the open contracts at Nov. 30, 1995 was $95,525,000 with a net unrealized gain of $4,878,125. The Fund designates cash or liquid, high-grade short-term debt securities at least equal to the value of these open long futures contracts.

8. Financial highlights

 "Financial highlights" showing per share data and selected information is presented on pages 6 and 7 of the prospectus.


                         Investments in securities

                         IDS Tax-Exempt Bond Fund, Inc.                                       (Percentages represent value of
                         Nov. 30, 1995                                                    investments compared to net assets)
_____________________________________________________________________________________________________________________________

Municipal bonds (90.3%)
_____________________________________________________________________________________________________________________________

Name of issuer and title of issue (b)(c)                                    Coupon   Maturity    Principal           Value(a)
                                                                             rate                 amount
_____________________________________________________________________________________________________________________________
Alabama (0.3%)
Mobile Industrial Development Board Solid Refunding Revenue Bonds
  Mobile Energy Services                                                     6.95 %    2020    $ 3,750,000     $    3,942,113
_____________________________________________________________________________________________________________________________
Alaska (0.6%)
North Slope Borough General Obligation Bonds Series 1994B Zero Coupon
  (CGIC Insured)                                                             7.05      2004      3,000,000 (d)      1,971,720
North Slope Borough General Obligation Bonds Series 1994B Zero Coupon
  (CGIC Insured)                                                             7.15      2005      3,000,000 (d)      1,858,410
State Housing Finance Veterans Mortgage Corporation Collateralized Bonds
  Series 1990                                                                7.50      2030      3,565,000          3,793,196
                                                                                                               ______________
Total                                                                                                               7,623,326
_____________________________________________________________________________________________________________________________
Arizona (2.9%)
Phoenix Industrial Development Authority Single Family Mortgage
  Revenue Capital Appreciation Bonds Escrowed to Maturity Zero Coupon        6.66      2014     39,000,000 (d)     13,704,600
Phoenix Junior Lien Street & Highway User Refunding Revenue Bonds
  Series 1992                                                                6.25      2011     10,350,000         11,072,223
Tucson Street & Highway User Revenue Bonds Series 1991B                      6.25      2010      8,250,000          8,761,170
                                                                                                               ______________
Total                                                                                                              33,537,993
_____________________________________________________________________________________________________________________________
California (11.1%)
Foothill/Eastern Transportation Corridor Agency
  Toll Road Revenue Bonds Series 1995A                                       5.00      2035     17,000,000         14,269,970
Garden Grove Agency Community Development Tax Allocation
  Refunding Revenue Bonds                                                    5.875     2023      3,230,000          3,166,821
Los Angeles County Certificate of Participation
  Inverse Floater                                                            6.708     2015      3,600,000 (f)      3,485,988
Los Angeles County Metropolitan Transportation Authority
  Sales Tax Revenue Bonds Series A (FGIC Insured)                            5.00      2021      6,500,000          6,090,045
Los Angeles County Metropolitan Transportation Authority
  Sales Tax Revenue Bonds Series B (AMBAC Insured)                           5.25      2023      9,000,000          8,731,710
Los Angeles County Public Works Financial Authority
  Lease Revenue Bonds (MBIA Insured)                                         4.75      2013      2,500,000          2,328,000
Oakland Redevelopment Agency Special Tax Assessment Bonds Inverse Floater    7.865     2019      6,000,000 (f)      6,202,500
Orange County Certificate of Participation Civic Center Facility
  Capital Appreciation Refunding Bond Zero Coupon (AMBAC Insured)            7.00      2018     13,795,000 (d)      3,600,081
Sacramento Cogeneration Authority Revenue Bonds Proctor & Gamble
  Series 1995                                                                6.50      2014      5,000,000          5,206,250

PAGE 27

San Diego County Certificates of Participation Capital Asset Leasing
  Master Refunding Bonds Series 1993 Inverse Floater (AMBAC Insured)         7.07      2012     11,700,000 (f)     12,270,375
San Francisco City & County Redevelopment Financing Authority
  Tax Allocation Refunding Bonds Series B                                    5.25      2021     16,660,000         15,359,520
San Jose Redevelopment Agency Merged Area Tax Allocation Bonds
  Series 1993 (MBIA Insured)                                                 4.75      2024      9,000,000          8,090,820
Signal Hills Redevelopment Agency Tax Allocation
  Refunding Revenue Bonds (MBIA Insured)                                     5.25      2023      5,575,000          5,408,029
Southern California Public Power Authority Revenue Bonds
  Mead Adelanto Series A (AMBAC Insured)                                     4.875     2020      6,590,000          6,088,171
State Public Works Board California Community Colleges Lease
  Revenue Bonds Series 1994B                                                 7.00      2019      3,900,000          4,308,603
State Public Works Board University of California Lease
  Refunding Revenue Bonds Series A (AMBAC Insured)                           5.00      2023      6,000,000          5,351,700
State Public Works Board University of California Lease
  Refunding Revenue Bonds Series A (AMBAC Insured)                           5.50      2014      7,275,000          7,167,112
Statewide Community Development Authority Certificate of Participation
  St. Joseph Health System Revenue Bonds (Secondary AMBAC Insured)           5.50      2023      2,500,000          2,440,950
Statewide Community Development Authority Insurance
  Certificate of Participation Childrens Hospital of Los Angeles
  Revenue Bonds (MBIA Insured)                                               4.75      2021      5,250,000          4,726,785
Ukiah Unified School District Building Mendocino County Certificate of
  Participation Series 1993                                                  6.00      2010      3,790,000          3,815,203
Upland Certificate of Participation San Antonio Community Hospital           5.00      2018      2,245,000          1,962,175
                                                                                                               ______________
Total                                                                                                             130,070,808
_____________________________________________________________________________________________________________________________

Colorado (0.3%)
Arapahoe County Public Highway Authority Capital Improvement Trust Fund
  Highway Revenue Bonds                                                      7.00      2026      2,750,000          2,964,252
_____________________________________________________________________________________________________________________________
Connecticut (0.8%)
State General Obligation Bonds Series 1992A                                  6.40      2006      8,000,000         8,847,520
_____________________________________________________________________________________________________________________________
Delaware (0.2%)
State University Revenue Bonds Series 1989                                   6.00      2014      2,000,000         2,042,480
_____________________________________________________________________________________________________________________________
District of Columbia (2.3%)
General Obligation Bonds Series 1994B Zero Coupon (MBIA Insured)             6.64     2013-14   50,360,000 (d)     18,561,582
General Obligation Bonds Series 1994B Zero Coupon (MBIA Insured)             6.68      2012     22,070,000 (d)      8,899,286
                                                                                                               ______________
Total                                                                                                              27,460,868
_____________________________________________________________________________________________________________________________
Florida (3.0%)
Duvall County Housing Authority Single Family Mortgage
  Refunding Revenue Bonds Series 1991 (FGIC Insured)                         7.35      2024      3,430,000          3,698,295
Jacksonville Excise Taxes Refunding Revenue Bonds Series 1992
  (AMBAC Insured)                                                            6.50      2008      5,000,000          5,612,150
Miami Health Facility Authority Revenue Bonds Inverse Floater
  (AMBAC Insured)                                                            6.37      2015      7,000,000 (f)      6,562,500
St. John's River Water Management District Land Acquisition Revenue Bonds
  Series 1989 (AMBAC Insured)                                                6.00      2009      7,000,000          7,299,110
State Board of Education Administration Capital Outlay Public Education
  Bonds Series 1991C                                                         6.50     2008-09   11,225,000         12,471,332
                                                                                                               ______________
Total                                                                                                              35,643,387

PAGE 28
_____________________________________________________________________________________________________________________________
Georgia (2.3%)
Municipal Electric Authority Refunding Revenue Bonds
  Series 1989T                                                               6.50      2025      5,000,000          5,121,350
Municipal Electric Authority Special Obligation Bonds Project #1
  4th Crossover Series X (Secondary MBIA)                                    6.50      2020     19,550,000         22,398,826
                                                                                                               ______________
Total                                                                                                              27,520,176
_____________________________________________________________________________________________________________________________
Hawaii (1.5%)
City & County of Honolulu General Obligation Bonds Series 1992A              6.30      2006      5,880,000          6,526,212
City & County of Honolulu Refunding & Improvement General Obligation Bonds
  Series 1993B Inverse Floater                                               6.47      2006      5,300,000 (f)      5,677,625
City & County of Honolulu Refunding & Improvement General Obligation Bonds
  Series 1993B Inverse Floater                                               6.77      2008      5,300,000 (f)      5,684,250
                                                                                                               ______________
Total                                                                                                              17,888,087
_____________________________________________________________________________________________________________________________
Idaho (0.3%)
Health Facilities Authority Revenue Bonds
  Bannock Regional Medical Center Series 1995                                6.125     2025      2,250,000 (e)      2,197,440
Health Facilities Authority Revenue Bonds
  Bannock Regional Medical Center Series 1995                                6.375     2017      1,450,000 (e)      1,465,399
                                                                                                               ______________
Total                                                                                                               3,662,839
_____________________________________________________________________________________________________________________________
Illinois (7.7%)
Cook & Will Counties TWP High School District #206
  Capital Appreciation Bonds Series 1994C Zero Coupon (AMBAC Insured)        6.55      2010      2,605,000 (d)      1,157,584
Cook County School District #170 Chicago Heights Capital Appreciation Bonds
  Series 1994C Zero Coupon (AMBAC Insured)                                   6.40      2008      2,155,000 (d)      1,088,534
Cook County School District #170 Chicago Heights Capital Appreciation Bonds
  Series 1994C Zero Coupon (AMBAC Insured)                                   6.50      2009      2,155,000 (d)      1,024,703
Cook County School District #170 Chicago Heights Capital Appreciation Bonds
  Series 1994C Zero Coupon (AMBAC Insured)                                   6.50      2010      2,155,000 (d)        957,617
Cook County Unlimited Tax General Obligation Bonds Series 1989               6.50      2009      5,800,000          6,084,896
Educational Facilities Revenue Bonds
  Columbian College                                                          6.125     2018      3,015,000          2,922,892
Educational Facilities Revenue Bonds
  Columbian College                                                          6.875     2017      1,110,000          1,163,435
Health Facilities Authority Refunding Revenue Bonds
  Edwards Hospital Series 1993A                                              6.00      2019      3,055,000          3,013,269
Health Facilities Authority Refunding Revenue Bonds Masonic Medical Center
  Series 1993                                                                5.50      2019      5,000,000          4,619,300
Health Facilities Authority Refunding Revenue Bonds
  University of Chicago Hospital Series 1993 Inverse Floater (MBIA Insured)  7.32      2014      5,000,000 (f)      5,056,250
Metropolitan Pier & Exposition Authority Dedicated State Tax
  Capital Appreciation Revenue Bonds McCormick Place Expansion
  Series A Zero Coupon (FGIC Insured)                                        6.55      2021      5,000,000 (d)      1,181,150
Metropolitan Pier & Exposition Authority Dedicated State Tax
  Capital Appreciation Revenue Bonds McCormick Place Expansion
  Series A Zero Coupon (FGIC Insured)                                        6.48      2020     12,500,000 (d)      3,124,500
Metropolitan Pier & Exposition Authority McCormick Place Expansion Bonds
  Series A Zero Coupon (FGIC Insured)                                        6.43      2017      8,250,000 (d)      2,468,730
Metropolitan Pier & Exposition Authority McCormick Place Expansion Bonds
  Series A Zero Coupon (FGIC Insured)                                        6.50      2013      6,500,000 (d)      2,486,770
Metropolitan Pier & Exposition Authority McCormick Place Expansion Bonds
  Series A Zero Coupon (FGIC Insured)                                        6.64      2010     11,000,000 (d)      5,011,490
PAGE 29
Metropolitan Pier & Exposition Authority McCormick Place Expansion Bonds
  Series A Zero Coupon (FGIC Insured)                                        6.72      2016      9,000,000 (d)      2,863,710
Public Building Commission of Chicago Building Revenue Bonds
  Board of Education of Chicago Series 1990A Escrowed to Maturity
  (MBIA Insured)                                                             6.50      2018     23,500,000         25,378,825
Public Building Commission of Chicago Building Revenue Bonds
  State Development Finance Authority Power Refunding Bonds Series 1991A     7.375     2021     10,000,000         11,133,800
State Development Finance Authority Regency Park Retirement Housing
  Revenue Bonds Series 1991B Zero Coupon Escrowed to Maturity                6.50      2025     10,000,000 (d)      1,440,700
State Health Facility Authority Revenue Bonds Sisters Hospital Services
  Series 1991B Inverse Floater                                               9.297     2015      5,200,000 (f)      6,045,000
State Health Facility Authority Retirement Housing Revenue Bonds
  Zero Coupon                                                                7.75      2020     13,745,000 (d)      2,801,368
                                                                                                               ______________
Total                                                                                                              91,024,523
_____________________________________________________________________________________________________________________________
Indiana (2.5%)
LaPorte County Hospital Authority
  Refunding Revenue Bonds LaPorte Hospital Series 1993                       6.25      2012      4,500,000          4,454,235
Municipal Power Agency Power Supply System Refunding Revenue Bonds
  Series 1989A (AMBAC Insured)                                               6.50      2016      8,800,000          9,561,288
Seymour Economic Development Revenue Bonds Union Camp Series 1992            6.25      2012      2,870,000          3,053,651
Transportation Finance Authority Highway Revenue Bonds Series 1990A          7.25      2015     10,000,000         12,086,900
                                                                                                               ______________
Total                                                                                                              29,156,074
_____________________________________________________________________________________________________________________________
Iowa (0.4%)
State Finance Authority Single Family Mortgage-Backed Securities
  Program Bonds Series 1991A                                                 7.25      2016      4,175,000         4,477,270
_____________________________________________________________________________________________________________________________
Kentucky (0.3%)
Owensboro Electric Light & Power Refunding Revenue Bonds Series B
  Zero Coupon (AMBAC Insured)                                                6.65      2015      9,125,000 (d)      3,269,853
_____________________________________________________________________________________________________________________________
Louisiana (2.6%)
Industrial Development Board of Bastrop Percent Pollution Control
  Refunding Revenue Bonds International Paper Company Series 1992A           6.90      2007      6,875,000          7,448,994
New Orleans Capital Appreciation Refunding Revenue Bonds
  Zero Coupon (AMBAC Insured)                                                6.35      2014     12,270,000 (d)      4,411,433
New Orleans Capital Appreciation Refunding Revenue Bonds
  Zero Coupon (AMBAC Insured)                                                6.36      2015     16,000,000 (d)      5,412,640
New Orleans Capital Appreciation Refunding Revenue Bonds
  Zero Coupon (AMBAC Insured)                                                6.62      2012      6,250,000 (d)      2,526,625
New Orleans General Obligation Refunding Bonds Series 1991 (AMBAC Insured)   6.00      2004      1,165,000          1,192,855
New Orleans Home Mortgage Authority Special Obligation Refunding Bonds
  Series 1992 Escrowed to Maturity                                           6.25      2011      9,000,000          9,515,250
                                                                                                               ______________
Total                                                                                                              30,507,797
_____________________________________________________________________________________________________________________________
Maryland (2.3%)
Health & Educational Facility Authority Revenue Bonds
  Frederick Memorial Hospital Series 1993 (FGIC Insured)                     5.00      2028     10,000,000          9,302,600
State Community Development Administration Department of Housing &
  Community Development Single Family Program Bonds Series 1991-1            7.30      2017     10,500,000         11,212,740
State Health & Higher Educational Facility Authority Revenue Bonds
  Anne Arndel Medical Center (AMBAC Insured)                                 5.00      2023      7,000,000          6,571,810
                                                                                            ______________
Total                                                                                                              27,087,150
PAGE 30
_____________________________________________________________________________________________________________________________
Massachusetts (2.0%)
Health & Educational Facilities Authority Revenue Bonds
  Valley Regional Health System Series C (Connie Lee Insured)                5.75      2018      3,500,000          3,521,875
Health & Educational Facilities Authority Revenue Bonds
  Melrose - Wakefield Hospital Series 1992B                                  6.375     2016      1,430,000          1,458,757
State Health & Education Authority Beverly Hospital Inverse Floater
  (MBIA Insured)                                                             6.72      2020      2,950,000 (f)      2,961,063
State Municipal Wholesale Electric Power Supply System Pre-Refunded
  Revenue Bonds Series 1992B                                                 6.75      2017     10,000,000         11,480,700
Water Resources Authority General Revenue Bonds
  Series C                                                                   4.75      2023      4,000,000          3,537,640
                                                                                                               ______________
Total                                                                                                              22,960,035
_____________________________________________________________________________________________________________________________
Michigan (1.7%)
Battle Creek Calhoun County Downtown Development Authority Bonds
  Series 1994                                                                7.65      2022      3,750,000          4,170,638
Detroit Water Supply System Refunding Revenue Bonds
  Series 1992 (FGIC Insured)                                                 6.25      2007      2,000,000          2,172,320
Detroit Sewage Diposal System Refunding Revenue Bonds
  Series 1995B (MBIA Insured)                                                5.25      2021      3,500,000          3,389,750
State Hospital Finance Authority Refunding Revenue Bonds
  Presbyterian Villages Obligated Group Series 1995                          6.40      2015      1,000,000            980,520
State Hospital Finance Authority Refunding Revenue Bonds
  Presbyterian Villages Obligated Group Series 1995                          6.50      2025      1,000,000            976,960
State Hospital Finance Authority Refunding Revenue Bonds
  Sinai Hospital of Greater Detroit Series 1995                              6.625     2016      2,000,000 (e)      1,983,420
State Strategic Fund Percent Limited Obligation Refunding Revenue Bonds
  Ford Motor Company Series 1991A                                            7.10      2006      5,000,000          5,700,050
                                                                                                               ______________
Total                                                                                                              19,373,658
_____________________________________________________________________________________________________________________________
Minnesota (3.8%)
Cambridge 1st Mortgage Nursing Home Revenue Bonds
  Cambridge Nursing Care Center (FHA Insured)                               10.15      2013      2,810,000          2,832,115
Minneapolis & St. Paul Housing & Redevelopment Authority
  Health Care System Series 1990A                                            7.40      2005      4,500,000          5,087,880
Rochester Health Care Facility Revenue Bonds Mayo Foundation
  Series A                                                                   4.951     2019     15,000,000         13,577,850
Southern Minnesota Municipal Power Agency Power Revenue Bonds
  Series A (Secondary MBIA Insured)                                          4.75      2016     12,500,000         11,467,750
State Housing Finance Agency Single Family Mortgage Bonds
  Series 1990C (FHA Insured)                                                 7.70      2014      2,370,000          2,538,791
State Housing Finance Agency Single Family Mortgage Revenue Bonds
  Series 1988E                                                               7.65      2014      8,400,000          8,945,496
                                                                                                               ______________
Total                                                                                                              44,449,882
_____________________________________________________________________________________________________________________________
Missouri (0.9%)
Lee's Summit Industrial Development Authority Bonds Pfizer Series 1984      10.50      2009      1,450,000          1,526,734
St. Louis Region Convention & Sports Complex Authority Series 1991C          7.90      2021      8,500,000          9,539,635
                                                                                                               ______________
Total                                                                                                              11,066,369
_____________________________________________________________________________________________________________________________
New Hampshire (0.4%)
Business Finance Authority Pollution Control & Solid Waste Disposal
  Revenue Bonds James River Series 1993                                      6.625     2022      5,000,000         5,090,400
PAGE 31
_____________________________________________________________________________________________________________________________
New Jersey (1.5%)
Turnpike Authority Revenue Bonds Series 1991C                                6.50      2005     16,000,000        17,326,880
_____________________________________________________________________________________________________________________________
New York (12.3%)
Dormitory Authority New York City Court Facility Lease
  Revenue Bonds Series 1993A                                                 5.25      2021     20,000,000         18,420,800
Dormitory Authority New York City University System Consolidated
  2nd General Revenue Bonds Series A                                         5.75      2018      5,500,000          5,506,600
Dormitory Authority New York State University Education Facility
  Revenue Bonds Series 1994B                                                 5.25      2019      2,500,000          2,355,375
Dormitory Authority New York State Department of Health
  Refunding revenue Bonds                                                    5.50      2020      3,060,000          2,898,248
Housing Corporation Refunding Revenue Bonds                                  5.00      2013      4,000,000          3,683,800
New York City General Obligation Bonds Series B                              6.75      2017     11,150,000         11,813,871
New York City General Obligation Bonds
  Unlimited Tax Series E                                                     6.50      2006     12,245,000         12,964,761
New York City General Obligation Bonds Series 1995B                          7.00      2016      8,850,000          9,658,890
New York City Municipal Water Finance Authority Water & Sewer System
  Revenue Bonds Inverse Floater (MBIA Insured)                               6.52      2013      5,000,000 (f)      4,850,000
State Medical Care Facility Finance Agency Mental Health Services
  Facility Improving Refunding Revenue Bonds Series 1993F                    5.375     2014      7,510,000          7,104,911
State Medical Care Facility Finance Agency Hospital & Nursing Home
  Revenue Bonds Series D (Secondary MBIA Insured)                            5.40      2033      6,675,000          6,537,562
State Mortgage Agency Homeowner Mortgage Revenue Bonds Series TT             7.50      2015     15,945,000 (i)     17,170,692
State Urban Development Correctional Capital Facility
  Revenue Bonds Series 4                                                     5.375     2023     17,290,000         16,113,070
State Urban Development Correctional Capital Facility
  Refunding Revenue Bonds Series 1993A                                       5.25      2021     17,050,000         15,690,944
State Urban Development Facilities
  Refunding Revenue Bonds Series 1995                                        5.60      2015      3,000,000          2,968,320
State Thruway Authority Service Contract Revenue Bonds                       5.25      2013      4,500,000          4,226,580
State Urban Development Facilities
  Refunding Revenue Bonds Series 1995                                        5.70      2009      2,500,000          2,545,175
                                                                                                               ______________
Total                                                                                                             144,509,599
_____________________________________________________________________________________________________________________________
North Carolina (3.2%)
Eastern Municipal Power Agency System Refunding Revenue Bonds
  Series 1989A                                                               6.50      2024     20,000,000         20,293,400
Eastern Municipal Power Agency System Revenue Bonds Series D                 5.60      2016      5,500,000          5,165,545
Eastern Municipal Power Agency System Series G                               5.75      2016     12,750,000         12,181,988
                                                                                                               ______________
Total                                                                                                              37,640,933
_____________________________________________________________________________________________________________________________
Ohio (0.8%)
Columbus Sewerage System Refunding Revenue Bonds Series 1992                 6.30      2005      3,500,000          3,837,575
State Air Quality Development Authority Edison Pollution Control
  Refunding Revenue Bonds Series A                                           5.95      2029      5,000,000          4,817,550
Water & Air Quality Development Authority Collateralized Pollution Control
  Refunding Revenue Bonds Cleveland Electric Series 1995                     7.70      2025        300,000            315,291
                                                                                                               ______________
Total                                                                                                               8,970,416
_____________________________________________________________________________________________________________________________
Pennsylvania (2.7%)
Delaware County Industrial Development Authority Pollution Control
  Refunding Revenue Bonds Philadelphia Electric Company                      7.375     2021     23,540,000         25,553,847

PAGE 32

State Housing Finance Agency Single Family Mortgage Revenue Bonds
  Series 1987L                                                               7.125     2014      6,165,000          6,473,558
                                                                                                               ______________
Total                                                                                                              32,027,405
_____________________________________________________________________________________________________________________________
South Carolina (0.6%)
Horry County Hospital Refunding Revenue Bonds Conway Hospital Series 1992    6.75      2012      4,000,000          4,149,880
Marion County Hospital Revenue Bonds                                         5.375     2025      3,500,000 (e)      3,281,250
                                                                                                               ______________
Total                                                                                                               7,431,130
_____________________________________________________________________________________________________________________________
Texas (11.0%)
Austin Utility System Capital Appreciation Refunding Revenue Bonds
  Zero Coupon (AMBAC Insured)                                                6.51      2010      5,055,000 (d)      2,268,178
Austin Utility System Capital Appreciation Refunding Revenue Bonds
  Zero Coupon (MBIA Insured)                                                 6.80      2010     16,000,000 (d)      7,179,200
Austin Utility System Combined Utility Refunding Revenue Bonds Series 1992
  (AMBAC Insured)                                                            6.25      2006     10,500,000         11,548,845
Coastal Water Authority Water Conveyance System Refunding Revenue Bonds
  Series 1991 (AMBAC Insured)                                                6.25      2017      5,000,000          5,245,800
Cypress-Fairbanks Independent School District Harris County
  Unlimited Tax Schoolhouse Bonds Series 1990 (FGIC Insured)                 6.50      2008      1,500,000          1,641,465
Harris County Health Facilities Development Hermann Hospital Revenue Bonds
  (MBIA Insured)                                                             6.375     2024      8,820,000          9,376,366
Houston Water & Sewer System Junior Lien Refunding Revenue Bonds
  Series C Zero Coupon (AMBAC Insured)                                       6.60      2008      8,000,000 (d)      4,066,640
Municipal Power Agency Bonds (BIG Insured)                                   6.25      2010      7,000,000          7,406,420
Municipal Power Agency Capital Appreciation Refunding Revenue Bonds
  Zero Coupon (AMBAC Insured)                                                6.90      2009     18,000,000 (d)      8,731,620
San Antonio Electric & Gas Systems Refunding Revenue Bonds Series 1989       6.00      2014      6,000,000          6,113,820
San Antonio Electric & Gas Systems Refunding Revenue Bonds Series 1989       6.50      2012     20,000,000         21,063,800
San Antonio Electric & Gas Systems Refunding Revenue Bonds Series 1989A      6.50      2012      6,250,000          6,586,188
San Antonio Water Refunding Revenue Bonds (FGIC Insured)                     6.40      2007     25,000,000         27,332,500
State Turnpike Authority Revenue Bonds                                       6.00      2020     10,000,000         10,545,100
                                                                                                               ______________
Total                                                                                                             129,105,942
_____________________________________________________________________________________________________________________________
Virginia (0.7%)
Arlington County Industrial Development Authority Hospital Facility
  Refunding Revenue Bonds Arlington Hospital (Secondary MBIA Insured)        5.00      2021      5,500,000          5,130,345
Augusta County Industrial Development Authority Hospital
  Refunding Revenue Bonds Augusta Hospital Series 1993 (AMBAC Insured)       5.125     2021      3,600,000          3,419,676
                                                                                                               ______________
Total                                                                                                               8,550,021
_____________________________________________________________________________________________________________________________
Washington (6.2%)
Auburn School District #408 King County Unlimited Tax
  General Obligation Bonds Series 1992A                                      6.375     2006      8,000,000          8,915,040
Issaquah School District #411 King County Unlimited Tax
  General Obligation Refunding Bonds 1992                                    6.375     2008     16,675,000         18,610,467
King County Housing Authority Pooled Housing Refunding Revenue Bonds
  Series 1995A                                                               6.80      2026      2,500,000          2,655,325
Public Power Supply System Nuclear Project #1 Revenue Bonds Series 1989A     6.00      2017     12,130,000         12,156,322
Public Power Supply System Nuclear Project #3 Capital Appreciation
  Refunding Revenue Bonds Series B Zero Coupon (MBIA Insured)                6.61      2013     10,360,000 (d)      3,918,877

PAGE 33

State Public Power Supply System Nuclear Project #1 Revenue Refunding Bonds
  Bonneville Power Administration Series 1993A Inverse Floater
  (FSA Insured)                                                              7.17      2011     15,000,000 (f)     15,918,750
State Public Power Supply System Nuclear Project #2 Revenue Bonds
  Inverse Floater                                                            5.40      2012     10,950,000 (f)     10,464,696
                                                                                                               ______________
Total                                                                                                              72,639,477
_____________________________________________________________________________________________________________________________
West Virginia (0.8%)
School Building Authority Capital Improvement Revenue Bonds Series 1990B
  (MBIA Insured)                                                             6.00      2020      9,730,000         9,912,438
_____________________________________________________________________________________________________________________________
Wyoming (0.3%)
Community Development Authority Single Family Mortgage Bonds
  Federally Insured or Guaranteed Mortgage Loan                              7.40      2031      3,510,000          3,776,163

_____________________________________________________________________________________________________________________________
Total municipal bonds
(Cost: $945,837,268)                                                                                           $1,061,557,264
_____________________________________________________________________________________________________________________________

Short-term securities (9.7%)
_____________________________________________________________________________________________________________________________
Issuer (c,h)                                                          Annualized                   Amount           Value (a)
                                                                       yield on                  payable at
                                                                        date of                   maturity
                                                                       purchase
_____________________________________________________________________________________________________________________________
Municipal notes
Berkeley County South Carolina Pollution Control Refunding Revenue Bonds
   Amoco Series 1994
   07-01-12                                                                  3.70%             $ 2,500,000 (g) $    2,500,000
Burke County Georgia Pollution Control Revenue Bonds
   Georgia Power & Light V.R.D.B.
   07-01-24                                                                  4.00                5,400,000 (g)      5,400,000
Gulf Coast Amoco
   10-12-17                                                                  3.75                5,700,000 (g)      5,700,000
Honolulu Hawaii City & County General Obligation Bonds
   12-14-95                                                                  3.850               5,000,000          5,000,000
Illinois Health Facilities Authority Revenue Bonds
   Methodist Health Project
   12-28-95                                                                  4.00                5,000,000          5,000,000
Illinois Health Facilities Authority Revenue Bonds
   Rush Presbyterian (MBIA Insured)
   12-28-95                                                                  3.95                4,300,000          4,300,000
Jackson County Mississippi Port Facility Refunding Bonds
   06-01-23
   Chevron Series 1993                                                       3.70                2,400,000 (g)      2,400,000
Lincoln County Wyoming Pollution Control Revenue Bonds Exxon Series 1985
   08-01-15                                                                  3.70                2,700,000 (g)      2,700,000
Michigan State Hospital Finance Authority Revenue Bonds (FSA Insured)
   12-15-95                                                                  4.03                6,000,000          6,000,000

Missouri Health & Educational Facilities Authority Revenue Bonds
   Health Midwest Series C (MBIA Insured)
   12-11-95                                                                  3.88                1,000,000          1,000,000
Moffat County Colorado Refunding Bonds Pacificorp Series 1994
   05-01-13                                                                  3.80               12,600,000 (g)     12,600,000
Monroe County Georgia Development Authority Gulf Power
   Pollution Control Revenue Bonds 1995
   09-01-24                                                                  4.00                1,000,000 (g)      1,000,000
Municipal Electric Authority of Georgia Bonds Series A
   12-04-95                                                                  3.95                4,000,000          4,000,000
New York City General Obligation Bonds                                       3.90                5,000,000          5,000,000
   12-14-95
New York City Municipal Water Finance Authority Water & Sewer System
   Revenue Bonds Series A
   06-15-25                                                                  4.00                8,900,000 (g)      8,900,000
Ohio State Air Quality Development Authority Revenue Bonds
   Cincinnati G & E Series B
   09-01-30                                                                  3.70                9,400,000 (g)      9,400,000
Palm Desert California Finance Authority Tax Revenue Bonds (MBIA Insured)
   12-21-95                                                                  3.989               5,600,000          5,600,000
Port Authority Regional District of Joliet Illinois Exxon
   10-01-24                                                                  3.75                9,400,000 (g)      9,400,000
Richland County South Carolina Hospital Facilities Revenue Bonds
   Richland Memorial Hospital Series C (MBIA Insured)
   12-20-95                                                                  3.899               5,000,000          5,000,000
Salt Lake City Utah Hospital Revenue Bonds IHC Hospital
   12-14-95                                                                  3.85                5,500,000          5,500,000
San Diego California Water Revenue Bonds (MBIA Insured)
   12-21-95                                                                  3.90                5,000,000          5,000,000
West Feliciana Parish Louisiana Pollution Control Revenue Bonds
   Gulf States Utilities V.R.D.B. Series D
   12-01-15                                                                  3.80                2,900,000 (g)     2,900,000
_____________________________________________________________________________________________________________________________
Total short-term securities
(Cost: $114,300,000)                                                                                           $  114,300,000
_____________________________________________________________________________________________________________________________
Total investments in securities
(Cost: $1,060,137,268)(j)                                                                                      $1,175,857,264
/TABLE

Investments in securities
IDS Tax-Exempt Bond Fund, Inc.
Nov. 30, 1995
___________________________________________________________________
Notes to investments in securities
___________________________________________________________________
(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Investments in bonds, by rating category as a percentage of total bonds, are as follows:

                       (Unaudited)
_________________________________________
Rating         11-30-95          11-30-94
_________________________________________
AAA               44%               46%
AA                18                29
A                 17                17
BBB               21                 8
Non-rated          -                 -
___________________________________________________________________
Total            100%              100%
___________________________________________________________________
(c) The following abbreviations are used in portfolio descriptions to identify the insurer of the issue:

    AMBAC    -- American Municipal Bond Association Corporation
    BIG      -- Bond Investors Guarantee
    CGIC     -- Capital Guaranty Insurance Company
    FGIC     -- Financial Guarantee Insurance Corporation
    FHA      -- Federal Housing Authority
    FSA      -- Financial Security Assurance
    MBIA     -- Municipal Bond Investors Assurance

(d) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.
(e) At Nov. 30, 1995 the cost of securities purchased on a when-issued basis was $8,874,852.
(f) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates. Interest rate disclosed is the rate in effect on
    Nov. 30, 1995. Inverse floaters in the aggregate represent 7.2% of the fund's net assets as of Nov. 30, 1995.
(g) Interest rate varies to reflect current market conditions; rates shown are the effective rates on Nov. 30, 1995.
(h) The following abbreviations are used in portfolio descriptions:

    V.R.D.B.  -- Variable Rate Demand Bond

(i) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

    Type of Security                   Notional Amount

    Purchase Contracts

___________________________________________________________________
U.S. Treasury Bonds Dec. 1995            $80,000,000

(j) At Nov. 30, 1995, the cost of securities for federal income tax purposes was $1,059,826,909 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation             $116,054,511
    Unrealized depreciation                  (24,156)
___________________________________________________________________
    Net unrealized appreciation         $116,030,355

IDS mutual funds

Cash equivalent investments

These money market funds have three main goals: conservation of capital, constant liquidity and the highest possible current income consistent with these objectives. Very limited risk.

IDS Cash Management Fund

Invests in such money market securities as high quality commercial paper, bankers' acceptances, certificates of deposits (CDs) and other bank securities.

(icon of) piggy bank

IDS Tax-Free Money Fund

Invests primarily in short-term bonds and notes issued by state and local governments to seek high current income exempt from federal income taxes.

(icon of) shield with piggy bank enclosed

Income investments

The funds in this group invest their assets primarily in corporate bonds or government securities to seek interest income. Secondary objective is capital growth. Risk varies by bond quality.

IDS Global Bond Fund

Invests primarily in debt securities of U.S. and foreign issuers to seek high total return through income and growth of capital.

(icon of) globe

IDS Extra Income Fund

Invests mainly in long-term, high-yielding corporate fixed-income securities in the lower rated, higher risk bond categories to seek high current income. Secondary objective is capital growth.

(icon of) cornucopia

IDS Bond Fund

Invests mainly in corporate bonds, at least 50% in the higher rated, lower risk bond categories, or the equivalent, and in government bonds.

(icon of) greek column

IDS Selective Fund

Invests in high-quality corporate bonds and other highly rated debt
PAGE 38

instruments including government securities and short-term investments. Seeks current income and preservation of capital.

(icon of) skyline

IDS Federal Income Fund

Invests primarily in securities issued or guaranteed as to the timely payment of principal and interest by the U.S. government, its agencies and instrumentalities. Seeks a high level of current income and safety of principal consistent with its type of investments.

(icon of) federal building

IDS mutual funds

Tax-exempt income investments

These funds provide tax-free income by investing in municipal bonds. The income is generally free from federal income tax. Risk varies by bond quality.

IDS High Yield Tax-Exempt Fund

Invests primarily in medium- and lower-quality municipal bonds and notes. Lower-quality securities generally involve greater risk of principal and income.

(icon of) shield with basket of apples enclosed

IDS State Tax-Exempt Funds
(CA, MA, MI, MN, NY, OH)

Invests primarily in high- and medium-grade municipal securities to provide income to residents of each respective state that is exempt from federal, state and local income taxes. (New York is the only state that is exempt at the local level.)

(icon of) shield with U.S. enclosed

IDS Tax-Exempt Bond Fund

Invests mainly in bonds and notes of state or local government units, with at least 75% in the four highest rated, lowest risk bond categories.

(icon of) shield with Greek column

IDS Insured Tax-Exempt Fund

Invests primarily in municipal securities that are insured as to the timely payment of principal and interest. The insurance feature minimizes credit risk of the fund but does not guarantee the market value of the fund's shares.

(icon of) shield with eagle head

Growth and income investments

These funds focus on securities of medium to large, well-established companies that offer long-term growth of capital and reasonable income from dividends and interest. Moderate risk.

IDS International Fund

Invests primarily in common stocks of foreign companies that offer potential for superior growth. The fund may invest up to 20% of its assets in the U.S. market.

(icon of) three flags
PAGE 40

IDS Managed Retirement Fund

Invests in a combination of common stocks, fixed-income investments and money market securities to seek a maximum total return through a combination of growth of capital and current income.

(icon of) bird in a nest

IDS Equity Select Fund

Invests primarily in a combination of moderate growth stocks, higher-yielding equities and bonds. Seeks growth of capital and income.

(icon of) three apple trees

IDS Blue Chip Advantage Fund

Invests in selected stocks from a major market index. Securities purchased are those recommended by our research analysts as the best from each industry represented on the index. Offers potential for long-term growth as well as dividend income.

(icon of) ribbon

IDS Stock Fund

Invests in common stock of companies representing many sectors of the economy. Seeks current income and growth of capital.

(icon of) building with columns

IDS Equity Value Fund

Invests primarily in undervalued common stocks that offer potential for growth of capital and income.

(icon of) three growing flowers

IDS Utilities Income Fund

Invests primarily in the stocks of public utility companies to seek high current income and growth of income and capital with reduced volatility.

(icon of) electrical cord

IDS Diversified Equity Income Fund

Invests primarily in high-yielding common stocks to seek high current income and, secondarily, to benefit from the growth potential offered by stock investments.

(icon of) four puzzle pieces

IDS Mutual

Invests in a balance between common stocks and senior securities
(preferred stocks and bonds). Seeks a balance of growth of capital and current income.

(icon of) scale of justice

Growth investments

Funds in this group seek capital growth, primarily from common stocks. They are high risk mutual funds with a potential for high reward.

IDS Discovery Fund

Invests in small- and medium-size, growth-oriented companies emphasizing technological innovation and productivity enhancement. Buys and holds larger growth-oriented stocks.

(icon of) ship

IDS Strategy Aggressive Fund

Invests primarily in common stocks of companies that are selected for their potential for above-average growth. Above-average means that their growth potential is better, in the opinion of the portfolio's investment manager, than the Standard & Poor's
Corporation (S&P) 500 Stock Index.

(icon of) chess piece

IDS Growth Fund

Invests primarily in companies that have above-average potential for long-term growth as a result of new management, marketing opportunities or technological superiority.

(icon of) flower

IDS Global Growth Fund

Invests in stocks of companies throughout the world that are positioned to meet market needs in a changing world economy. These companies offer above-average potential for long-term growth.

(icon of) world

IDS New Dimensions Fund

Invests primarily in companies with significant growth potential due to superiority in technology, marketing or management. The fund frequently changes its industry mix.

(icon of) dimension

IDS Progressive Fund

Invests primarily in undervalued common stocks. The fund holds stocks for the long term with the goal of capital growth.

(icon of) shooting star

Specialty growth investment

This fund aggressively seeks capital growth as a hedge against inflation.

IDS Precious Metals Fund

Invests primarily in the securities of foreign or domestic companies that explore for, mine and process or distribute gold and other precious metals. This is the most aggressive and most speculative IDS mutual fund.

(icon of) cart of precious gems

For more complete information about any of these funds, including charges and expenses, you can obtain a prospectus by contacting your financial advisor or writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534. Read it carefully before you invest or send money.

Federal income tax information

IDS Tax-Exempt Bond Fund, Inc.

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below were reported to you on your year-end statement, in January.

IDS Tax-Exempt Bond Fund, Inc.
Fiscal year ended Nov. 30, 1995

Class A
Exempt-interest dividends -- taxable status explained below.

Payable date          Per share
Dec. 28, 1994         $0.01793
Jan. 25, 1995          0.01648
Feb. 23, 1995          0.01848
march 27, 1995         0.01905
April 26, 1995         0.01791
May 25, 1995           0.01629
June 26, 1995          0.01849
July 26, 1995          0.01687
Aug. 25, 1995          0.01691
Sept. 25, 1995         0.01779
Oct. 26, 1995          0.01713
Nov. 27, 1995          0.01794
Total distributions   $0.21127

Class B
Exempt-interest dividends -- taxable status explained below.

Payable date          Per share
March 27, 1995        $0.01874
April 26, 1995         0.01568
May 25, 1995           0.01405
June 26, 1995          0.01595
July 26, 1995          0.01449
Aug. 25, 1995          0.01456
Sept. 25, 1995         0.01531
Oct. 26, 1995          0.01463
Nov. 27, 1995          0.01530
Total distributions   $0.13871

Class Y
Exempt-interest dividends -- taxable status explained below.

Payable date          Per share
March 27, 1995        $0.01920
April 26, 1995         0.01846
May 25, 1995           0.01683
June 26, 1995          0.01910
July 26, 1995          0.01742
Aug. 25, 1995          0.01746
Sept. 25, 1995         0.01838
Oct. 26, 1995          0.01772
Nov. 27, 1995          0.01854
Total Distributions   $0.16311

Federal income tax information

Source of distributions

Distributions during the fiscal year ended Nov. 30, 1995, were derived exclusively from interest on tax-exempt securities.

Federal taxation

Exempt-interest dividends are exempt from federal income taxes and should not be included in shareholders' gross income.

Other taxation

Exempt-interest dividends may be subject to state and local taxes. Each shareholder should consult a tax advisor about reporting this income for state and local tax purposes.

Source of income by state

Percentages of income from munincipal securities earned by the Fund from various states during the year ended Nov. 30, 1995 are listed below.

Alaska          1.118%
Alabama         0.100
Arizona         2.398
California     12.339
Colorado        0.580
Conneticut      1.460
Delaware        0.179
Florida         4.542
Georgia         2.782
Hawaii          1.509
Illinois        8.138
Indiana         2.313
Iowa            0.433
Kansas          0.154
Kentucky        0.403
Louisiana       2.811
Maryland        2.407
Massachusetts   1.625
Michigan        1.470
Minnesota       3.731
Mississippi     0.012
Missouri        1.184
Nebraska        0.068
New Hampshire   0.474
New Jersey      1.485
PAGE 46

New Mexico      0.210
New York        9.895
North Carolina  3.806
Ohio            1.056
Oregon          0.382
Pennsylvania    4.080
Puerto Rico     0.166
South Carolina  1.323
Tennessee       0.325
Texas          13.307
Utah            0.880
Virginia        1.423
Washington      5.209
Washington, DC  2.091
West Virginia   0.879
Wyoming         1.253

Quick telephone reference

American Express Telephone Transaction Service
Redemptions and exchanges, dividend payments or reinvestments and automatic payment arrangements

National/Minnesota:  800-437-3133
Mpls./St. Paul area:  671-3800

American Express Shareholder Service
Fund performance, objectives and account inquiries
612-671-3733

TTY Service
For the hearing impaired
800-846-4852

American Express Infoline
Automated account information (TouchToneR phones only), including current fund prices and performance, account values and recent account transactions

National/Minnesota: 800-272-4445
Mpls./St. Paul area: 671-1630

AMERICAN
EXPRESS
FINANCIAL
ADVISORS


IDS Tax-Exempt Bond Fund
IDS Tower 10
Minneapolis, MN  55440-0010

STATEMENT OF DIFFERENCES

Difference                           Description

1)  The layout is different          1)  Some of the layout in the
    throughout the annual report.        annual report to
                                         shareholders is in two
                                         columns.

2)  Headings.                        2)  The headings in the
                                         annual report and
                                         prospectus are placed
                                         in a blue strip at the
                                         top of the page.

3)  There are pictures, icons        3)  Each picture, icon and
    and graphs throughout the            graph is described in
    annual report and prospectus.        parentheses.

4)  Footnotes for charts and         4)  The footnotes for each
    graphs are described at              chart or graph are typed
    the left margin.                     below the description of
                                         the chart or graph.